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                            OHIO NATIONAL FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

       SUPPLEMENT DATED MAY 30, 2003, TO THE PROSPECTUS DATED MAY 1, 2003

After the close of business on August 29, 2003, or such earlier date as might be agreed to by all affected parties, the following changes will be made affecting the Capital Growth portfolio:

The Board of Directors approved a new subadvisory agreement to take effect August 29, 2003. Eagle Asset Management, Inc. will replace RS Investment Management, L.P. as subadviser for the Capital Growth Portfolio.

EAGLE ASSET MANAGEMENT, INC. (Eagle) has been a registered investment adviser since 1984. It is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.

After the new subadvisory agreement takes effect, the portfolio manager of the Capital Growth portfolio will be Bert Boksen. Mr. Boksen is managing director and portfolio manager at Eagle and has been responsible for portfolio management of small cap growth equity accounts since joining Eagle in 1995. For 16 years before that, he was employed by Raymond James & Associates, Inc. in its institutional research and sales department where he was co-head of research, chief investment officer and chairman of the focus list committee. Mr. Boksen is a chartered financial analyst. He has a bachelor of arts degree from City College of New York and a master of business administration degree from St. John's University.

The investment objective of the Capital Growth portfolio is presently defined as "capital appreciation." After the effective date of the new subadvisory agreement, this definition will be changed to "long-term capital appreciation." References in the portfolio's investment policies to investments in "small cap and mid cap growth companies" will be changed to "small cap growth companies."

The subadvisory fees to be paid, by the Adviser, to Eagle under the new subadvisory agreement will be reduced by 0.05%. The new subadvisory fees for the Capital Growth portfolio will be at the annual rate of 0.59% of the first $100 million, 0.55% of the next $100 million, and 0.50% of the average daily net assets of the portfolio in excess of $200 million.